GABELLI EQUITY SERIES FUNDS, INC.

Supplement dated June 29, 2018

to the

The Gabelli Focus Five Fund’s Summary Prospectus dated January 26, 2018

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated January 26, 2018, of The Gabelli Focus Five Fund, a series of Gabelli Equity Series Funds, Inc. Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Applicability of Appendix A to the Focus Five Fund

The following replaces the paragraph prior to the fee table in its entirety:

Fees and Expenses of the Focus Five Fund:

This table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Focus Five Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 27 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

Shareholders Should Retain This Supplement For Future Reference